EXHIBIT 23.1



                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report dated October 24, 1997 included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-30695, No. 333-8969 and No. 333-11363.



                                              /s/ARTHUR ANDERSEN LLP


New York, New York
November 24, 1997